INTERIM CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Revenues:
Display and Social Advertising	$ 96,166	$ 42,407
Search Advertising and other	103,328	83,987
Total Revenues	199,494	126,394
Costs and Expenses:
Cost of revenues	11,595	10,646
Traffic acquisition costs and media buy	121,086	72,939
Research and development	17,473	14,329
Selling and marketing	23,484	17,920
General and administrative	8,760	7,520
Depreciation and amortization	4,377	4,553
Total Costs and Expenses	186,775	127,907
Income (Loss) from Operations	12,719	(1,513)
Financial expense, net	105	733
Income (Loss) before Taxes on income	12,614	(2,246)
Taxes on income (benefit)	2,225	(1,341)
Net Income (Loss)	$ 10,389	$ (905)
Net Earnings (loss) per Share
Basic	$ 0.31	$ (0.03)
Diluted	$ 0.29	$ (0.03)
Weighted average number of shares
Basic	33,116,072	26,546,844
Diluted	36,289,802	26,546,844